AMERICAN GENERAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
GROUP VARIABLE RETIREMENT ANNUITY CONTRACTS
SUPPLEMENT DATED AUGUST 31, 2001
TO
PROSPECTUS
DATED MAY 1, 1991
AS SUPPLEMENTED JANUARY 2, 1992

          Effective August 29, 2001, American General Life Insurance Company ("AG Life") is amending the prospectus for the sole purpose of announcing the acquisition of AG Life's parent corporation.

          Beginning on page 8 of the prospectus, under the section titled "A. The Company and Separate Account" the following paragraph is hereby inserted at the end of the section.

On May 11, 2001, American General Corporation ("AGC"), a Texas corporation, American International Group, Inc. ("AIG"), a Delaware corporation and Washington Acquisition Corporation, a Texas corporation and a wholly-owned subsidiary of AIG, entered into an agreement pursuant to which AGC would become a wholly-owned subsidiary of AIG (the "Transaction"). AG Life is an indirect, wholly-owned subsidiary of AGC. On August 15, 2001, the shareholders of AGC voted to approve the Transaction. On August 29, 2001, the Transaction was completed. As a result of the Transaction, AG Life is now an indirect, wholly-owned subsidiary of AIG.

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